UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) April 22, 2002
                                                        --------------

                         MASSACHUSETTS FINCORP, INC.
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           (Exact name of registrant as specified in its charter)

           Delaware                  0-24791                04-3431804
-------------------------------   ------------          -------------------
(State or other Jurisdiction of    (Commission             (IRS Employer
incorporation or organization)    File Number)          Identification No.)

                70 Quincy Avenue, Quincy, Massachusetts 02169
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                  (Address of principal executive offices)

                               (617) 769-1100
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            (Registrant's telephone number, including area code)

                               Not applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)


Item 5.  Other Events.
         -------------

      On April 22, 2002, Massachusetts Fincorp, Inc. (the "Company") issued a press release which announced the First Quarter Earnings. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

      A press release making this announcement is attached as Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.
         ----------------------------------------

      Exhibit 99.1  Press Release dated April 22, 2002.


                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 22, 2002                 By:  /s/ Paul C. Green
                                            -------------------------------
                                            Paul C. Green
                                            President & CEO